                                                                    EXHIBIT 23.1





            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM





We consent to the use in this Form 10-K of our reports dated February 22, 2005 relating to the consolidated financial statements and financial statement schedules of Tower Group, Inc.



Reston, Virginia                                       /s/ JOHNSON LAMBERT & CO.
March 22, 2005